                                                                   EXHIBIT 10.20

                                                     Service Agreement No. 39272
                                                       Control No. 930905-0274


                             NTS SERVICE AGREEMENT


       THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and MOUNTAINEER GAS COMPANY ("Buyer").

       WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective NTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. I (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of MOUNTAINEER GAS COMPANY, a local distribution company.

       Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

       Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

       Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 414 Summers Street, Charleston, West Virginia 25301,
Attention:  Karen M. Macon, until changed by either party by written notice.

       Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service
Agreements:

       FTS Service Agreement No. 34550, effective November 1, 1989, as it may have been amended, providing for transportation service under the FTS Rate Schedule.

       COS Service Agreement No. 36057, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the COS Rate Schedule.

The terms of Service Agreement No. 39272 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 39272 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

       Section 6. Conversion. Buyer may convert all or a portion of its service under the NTS Rate Schedule to an equivalent level of Transportation Demand under Seller's FTS Rate Schedule by providing at least twelve month's written notice (Notice Period) of Buyer's intent to convert; provided that the conversion shall be effective concurrently with the effective date of revised rates pursuant to Seller's first general rate filing under Section 4(e) of the Natural Gas Act following the Notice Period. If the effective date of Seller's general rate filing under Section 4(e) of the Natural Gas Act is within the Notice Period, Seller shall attempt to make Buyer's conversion effective concurrently with the effective date of revised rates for such rate filing; provided Seller, in its discretion, determines that it has had sufficient notice hereunder to make any modifications or revisions to such rate filing to accommodate the conversion prior to such rate filing. The converted FTS service agreement shall contain the same receipt and delivery points, MDDOs (or applicable portion) and delivery pressure requirement (if applicable) as those in effect under the NTS service agreement on the date of termination. This conversion option shall expire on and any notice by Buyer hereunder must be submitted to Seller by October 31, 1995.



MOUNTAINEER GAS COMPANY                           COLUMBIA GAS TRANSMISSION
                                                   CORPORATION



By     /s/ Richard Grant                          By     /s/ S.M. Warnick
    ---------------------------------------           --------------------------

Title  President                                  Title  Vice President
     --------------------------------------            -------------------------





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
                                                     Revision No.
                                                     Control No. 1993-09-05-0274

                   Appendix A to Service Agreement No. 39272
                            Under Rate Schedule NTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) MOUNTAINEER GAS CO



                Transportation Demand           40,000   Dth/day


                             Primary Receipt Points

                                                                                      Maximum Daily
 Scheduling     Scheduling                Measuring    FOOT           Measuring         Quantity
 Point No.      Point Name                Point No.    NOTE           Point Name        (Dth/Day)
-----------------------------------------------------------------------------------------------------

 801            TCO-LEACH                 801                                            40,000

                                                     Revision No.
                                                     Control No. 1993-09-05-0274

                   Appendix A to Service Agreement No. 39272
                            Under Rate Schedule NTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) MOUNTAINEER GAS CO



                            Primary Delivery Points

Scheduling    Scheduling                      Measuring     FOOT       Measuring             Maximum Daily
Point No.     Point Name                      Point No.     NOTE       Point Name          Quantity (Dth/Day)
-----------------------------------------------------------------------------------------------------------------
27            MOUNTAINEER OP-03               27                                                  40,000

28            MOUNTAINEER OP-10               28                                                     392

29            MOUNTAINEER OP-08               29                                                  40,000

                                                    Revision No.
                                                    Control No. 1993-09-05 -0274

                   Appendix A to Service Agreement No. 39272
                            Under Rate Schedule NTS

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) MOUNTAINEER GAS CO




The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service charges pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.



       MOUNTAINEER GAS CO


By            /s/ Richard Grant
       -------------------------------------

Its           President
       -------------------------------------

Date          8/29/94
       -------------------------------------


       COLUMBIA GAS TRANSMISSION CORPORATION


By            /s/ S.M. Warnick
       -------------------------------------

Its           Vice President
       -------------------------------------

Date          9/6/94
       -------------------------------------